UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 6, 2012

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

A123 Systems, Inc. 200 West Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On March 6, 2012, A123 Systems, Inc. (the “Corporation”) and A123 Securities Corporation, a Massachusetts corporation and wholly-owned subsidiary of the Corporation (together with the Corporation, the “Companies”), Silicon Valley Bank (the “Bank”), as administrative agent, letter of credit issuer, swingline lender and lender, and the other financial institutions from time to time party thereto as lenders (collectively with the Bank, the “Lenders”) entered into the First Amendment (the “Amendment”) to that certain Credit Agreement (the “Credit Agreement”), dated as of September 30, 2011, by and between the Companies and the Lenders (as amended, the “Agreement”).

The following is a summary of the material terms of the amendments to the Credit Agreement as set forth in the Amendment:

•                  All applicable interest rates increased by 0.50%, such that the revolving cash borrowings under the Agreement now bear interest at (i) the Eurodollar Rate (as defined in the Agreement), plus 2.75% (if the Companies’ liquidity is greater than $75,000,000) or 3.25% (if the Companies’ liquidity is equal to or less than $75,000,000) per annum, and/or (ii) the base rate (customarily defined), plus 0.50% (if the Companies liquidity is greater than $75,000,000) or 1.00% (if the Companies’ liquidity is equal to or less than $75,000,000) per annum.

•                  The eligible inventory component of the Borrowing Base (as defined in the Agreement) formula remains capped at 30% of the entire Borrowing Base, but the previous limitation on this eligible inventory component increased from 20% of all outstanding revolving extensions of credit to the lesser of $8,000,000 or 50% of all outstanding revolving extensions of credit.

•                  The Revolving Termination Date (as defined in the Agreement) changed from September 30, 2014 to June 1, 2013.

•                  The required Consolidated Tangible Net Worth (as defined in the Agreement) that the Companies must maintain decreased from $400,000,000 to $300,000,000.

The Amendment contains customary representations and warranties by and on behalf of the Companies.  In connection with the entry into the Amendment, the Corporation paid to the Bank, as administrative agent, a fee of $20,000. The foregoing summary of the material terms of the Amendment is qualified by the text Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three month period ending March 31, 2012.

A summary of the material terms of the Credit Agreement is contained in the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2011 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A123 SYSTEMS, INC.

Date: March 8, 2012	By:	/s/ ERIC J. PYENSON
Eric J. Pyenson
Vice President and General Counsel